POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the individual whose signature appears below constitutes and appoints Harvey S. Traison and Timotheus Pohl, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement, Form S-1, with respect to Daimler-Benz Auto Grantor Trust 1997-A (the "Registration Statement") and any and all amendments, including post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






             /s/  KLAUS JACOBS                          September 11, 1997
          Klaus Jacobs, Director
          Daimler-Benz Vehicle Receivables Corporation




                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the individual whose signature appears below constitutes and appoints Harvey S. Traison and Timotheus Pohl, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement, Form S-1, with respect to Daimler-Benz Auto Grantor Trust 1997-A (the "Registration Statement") and any and all amendments, including post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



             /s/  CHARLES B. MCKENNA                     September 11, 1997
          Charles B. McKenna, Director
          Daimler-Benz Vehicle Receivables Corporation